Execution Version

First Amendment

To

Amended and Restated Credit Agreement

Dated as of August 8, 2022

Among

Chord Energy Corporation,
as Parent,

Oasis Petroleum North America LLC,
As Borrower,

the other Credit Parties party hereto,

Wells Fargo Bank, National Association,
as Administrative Agent, Issuing Bank and Swingline Lender

and

The Lenders Party Hereto

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of August 8, 2022, is among: Chord Energy Corporation, a Delaware corporation (the “Parent”); Oasis Petroleum LLC, a Delaware limited liability company (“OP LLC”), Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”); the other Guarantors listed on the signature pages hereto; each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.    The Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 1, 2022 (as amended, amended and restated, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower.
B.    The Parent, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the First Amendment Effective Date (as defined below), subject to the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the conditions precedent contained in Section 3 hereof, effective as of the First Amendment Effective Date, the Credit Agreement shall be amended as follows:
2.1    Amendments to Section 1.02.
(a)    Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Agreement” means this Amended and Restated Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, and as the same may from time to time be further amended, restated, amended and restated, supplemented or modified.
“Interest Period” means with respect to any Term SOFR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one week, one month, three months or six months (or, with the consent of each Lender, twelve months) thereafter, as the Borrower may elect;
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provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period (other than a one week Interest Period) pertaining to a Term SOFR Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no tenor that has been removed from this definition pursuant to Section 3.03(c)(iv) shall be available for specification in any Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
(b)    Each of the following definitions is hereby added to Section 1.02 in its appropriate alphabetical order to read as follows:
“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement, dated as of August 8, 2022 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
(c)    The definition of “Term SOFR” is hereby amended by replacing the phrase “the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day” contained therein with the phrase “the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period (provided that, if the applicable Interest Period is one week, then, prior to the first date on which the Term SOFR Administrator publishes a Term SOFR Reference Rate for a tenor of one week, the Term SOFR Reference Rate for an Interest Period of one week shall be the Term SOFR Reference Rate for a tenor comparable to an Interest Period of one month) on the day”.
2.2    Amendment to Section 3.03(c)(iv). Section 3.03(c)(iv) is hereby amended by replacing the phrase “(1) any tenor for such Benchmark is not displayed on a screen” contained therein with the phrase “(1) any tenor for such Benchmark (provided that this clause (1) shall not apply to a tenor of one week with respect to the Term SOFR Reference Rate prior to the first date on which the Term SOFR Administrator publishes a Term SOFR Reference Rate for a tenor of one week) is not displayed on a screen”.
Section 3.    Conditions Precedent. This First Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):
3.1    Executed Counterparts of First Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and the Majority Lenders (in such number as may be requested by the Administrative Agent) executed counterparts of this First Amendment signed on behalf of such Person.
3.2    Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable by the Credit Parties on or prior to the First Amendment Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the First
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Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement.
3.3    No Default. No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing as of the First Amendment Effective Date prior to and after giving effect to the terms of this First Amendment.
The Administrative Agent is hereby authorized and directed to declare the First Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
4.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this First Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this First Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this First Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except to the extent expressly set forth herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
4.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby: (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the execution of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.
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4.4    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or other electronic transmission (e.g., “pdf” or “tif”), including via DocuSign or other similar electronic signature technology shall be effective as delivery of a manually executed counterpart hereof.
4.5    No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
4.6    GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of Paul Hastings LLP, as counsel to the Administrative Agent.
4.8    Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9    Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.10    Loan Document. This First Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
4.11    No Novation. The parties hereto agree that this First Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
[Signatures Begin Next Page]
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.
BORROWER:    OASIS PETROLEUM NORTH AMERICA LLC

By:    /s/ Michael Lou_______________________
Name:    Michael Lou
Title:    Executive Vice President and Chief
Financial Officer
GUARANTORS:    CHORD ENERGY CORPORATION
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OMS HOLDINGS LLC
OASIS PETROLEUM PERMIAN LLC
    OASIS INVESTMENT HOLDINGS LLC
    WHITING HOLDINGS LLC
    WHITING OIL AND GAS CORPORATION
By:    /s/ Michael Lou_______________________
Name:    Michael Lou
Title:    Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,
SWINGLINE LENDER,
ISSUING BANK AND LENDER:    WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank, a Swingline Lender and a Lender
By:    /s/ Edward Pak_______________________
Name:    Edward Pak
Title:    Director

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

LENDERS:    CITIBANK, N.A., as a Lender
By:    /s/ Cliff Vaz____________________
Name:    Cliff Vaz
Title:    Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Dalton Harris___________________
Name:    Dalton Harris
Title:    Authorized Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender
By:    /s/ Jay T. Sartain___________________
Name:    Jay T. Sartain
Title:    Authorized Signatory

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Matthew Brice
Name:    Matthew Brice
Title:    Director
Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender
By:    /s/ Kevin A. James____________________
Name:    Kevin A. James
Title:    Authorized Signatory
By:    /s/ Trudy Nelson_____________________
Name:    Trudy Nelson
Title:    Authorized Signatory

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender
By:    /s/ Kelly Graham_____________________
Name:    Kelly Graham
Title:    Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ZIONS BANCORPORATION, N.A. DBA
AMEGY BANK, as a Lender
By:    /s/ John Moffitt_____________________
Name:    John Moffitt
Title:    Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NA DBA BANK OF TEXAS, as a Lender
By:    /s/ Brooks D. Creasey_________________
Name:    Brooks D. Creasey
Title:    Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

TRUIST BANK, as a Lender
By:    /s/ James Giordano___________________
Name:    James Giordano
Title:    Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender
By:    /s/ Britney P. Geidel__________________
Name:    Britney P. Geidel
Title:    Assistant Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender
By:    /s/ Kate Hammons___________________
Name:    Kate Hammons
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

GOLDMAN SACHS BANK USA, as a Lender
By:    /s/ Garrett Luk
Name:    Garrett Luk
Title:    Authorized Signatory

Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

MIZUHO BANK, LTD., as a Lender
By:    /s/ Edward Sacks____________________
Name:    Edward Sacks
Title: Executive Director
Signature Page to First Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)